Exhibit 10.12

JOINDER AGREEMENT

THIS JOINDER IN MASTER SECURITY AGREEMENT, EQUITY PLEDGE AGREEMENT and GUARANTY (this “Joinder”) is executed as of July 24, 2009 by PetroAlgae Inc., a Delaware corporation (“Joining Party”), PA LLC (f/k/a PetroAlgae, LLC) (“PA”) and PetroTech Holdings, Corp. (“Holdings”) and delivered to LV Administrative Services, Inc. as administrative and collateral agent (the “Agent”) for Valens U.S. SPV I, LLC (“Valens” and together with Agent, individually, each a “Creditor Party” and collectively, the “Creditor Parties”). Except as otherwise defined herein, terms used herein and defined in the Loan Documents (as defined below), as applicable, shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, PA and the Agent, have entered into a Master Security Agreement dated August 8, 2008 and amended and restated as of the date hereof (as further amended, restated, modified and/or supplemented from time to time, the “Master Security Agreement”);

WHEREAS, Holdings and the Agent, have entered into an Equity Pledge Agreement, dated as of August 15, 2009 (as amended, modified or supplemented from time to time, the “Pledge Agreement”);

WHEREAS, Holdings has executed a Guaranty dated August 15, 2009 in favor of the Agent (as amended, modified and/or supplemented from time to time, the “Guaranty” and together with the Master Security Agreement and the Pledge Agreement, the “Loan Documents”);

WHEREAS, the Joining Party shall become (i) an Assignor under the Master Security Agreement, (ii) a Pledgor under the Pledge Agreement and (iii) a Guarantor under the Guaranty;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Creditor Parties and hereby covenants and agrees with the Creditor Parties as follows:

NOW, THEREFORE, the Joining Party agrees as follows:

1. By this Joinder, the Joining Party becomes (i) an Assignor for all purposes under the Master Security Agreement, (ii) a Pledgor for all purposes under the Pledge Agreement and (iii) a Guarantor for all purposes under the Guaranty.

2. PA and the Joining Party agrees that, upon the Joining Party’s execution hereof, the Joining Party will become an Assignor under, and as defined in, the Master Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the Master Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Master Security Agreement), PA and the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Agent for the benefit of the Creditor Parties and grants to the Agent for the benefit of Valens a security interest in all Collateral (as defined in the Master Security Agreement), if any, now owned or, to the extent provided in the Master Security Agreement, hereafter acquired by it.

3. Holdings and the Joining Party agree that, upon the Joining Party’s execution hereof, the Joining Party will become a Pledgor under, and as defined in, the Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Secured Obligations (as defined in the Pledge Agreement), Holdings and the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Agent for the benefit of the Creditor Parties and grants to the Agent for the benefit of Valens a security interest in all Collateral (as defined in the Pledge Agreement), if any, now owned or, to the extent provided in the Pledge Agreement, hereafter acquired by it.

4. The Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all Obligations (as defined in the Guaranty), and will be bound by all terms, conditions and duties applicable to a Guarantor under the Guaranty for the benefit of Valens. Without limitation of the foregoing, and in furtherance thereof, each of Holdings and the Joining Party unconditionally and irrevocably, guarantees the due and punctual payment and performance of all Obligations (on the same basis as the other Guarantors under the Guaranty).

5. In connection with the grants by the Companies and the Joining Party, pursuant to paragraphs 2 and 3 above, of a security interest in all of its right, title and interest in the Collateral (as defined in each of the Master Security Agreement and the Equity Pledge Agreement) in favor of the Agent for the benefit of Valens, the Joining Party (i) agrees to deliver to the Agent, together with the delivery of this Joinder, each of the items specified in Section 4 of the Equity Pledge Agreement, (ii) agrees to execute (if necessary) and deliver to the Agent such financing statements, in form acceptable to the Agent, as the Agent may request or as are necessary or desirable in the opinion of the Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the Master Security Agreement and the Equity Pledge Agreement) owned by the Joining Party, (iii) authorizes the Agent to file any such financing statements without the signature of the Joining Party where permitted by law (such authorization includes a description of the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” of the Joining Party (or any substantially similar variation thereof)) and (iv) agrees to execute and deliver to the Agent assignments of United States trademarks, patents and copyrights (and the respective applications therefor) to the extent requested by the Agent.

6. Without limiting the foregoing, the Joining Party and the Companies, hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each Guarantor pursuant to the Guaranty, (ii) each Assignor pursuant to the Master Security Agreement and, (iii) each Pledgor pursuant to the Equity Pledge Agreement in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of a Guarantor, Assignor ,and Pledgor pursuant to the Guaranty, Master Security Agreement and, Equity Pledge, respectively, and all other related agreements to which it is or becomes a party.

7. Schedule A to the Pledge Agreement is hereby amended by supplementing such Schedule with the information contained on Schedule A attached hereto as Annex I. In addition, Schedule A to the Master Security Agreement is hereby amended by supplementing such Schedule with the information contained on Schedule A attached hereto as Annex II.

8. This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, PA nor the Joining Party may assign any of its rights, obligations or interest hereunder without the prior written consent of the Creditor Parties. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

9. The effective date of this Joinder is July 24, 2009.

IN WITNESS WHEREOF, the Joining Party, PA, Holdings and the Creditor Parties have caused this Joinder to be duly executed as of the date first above written.

PETROALGAE INC.

By:	/s/ David P. Szostak
Name: David P. Szostak
Title: President

PA LLC

By:	/s/ Ottmar Dippold
Name: Ottmar Dippold
Title: CEO

PETROTECH HOLDINGS, CORP.

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

Accepted and Acknowledged by:

LV ADMINISTRATIVE SERVICES, INC., as Agent

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

ANNEX I

SCHEDULE 1

Equity Interests Owned by Pledgor

Pledgor	Issuer	Certificate Number	Equity Interests	Units/Shares

PetroTech Holdings, Corp.	PetroAlgae Inc.	1116	Common Stock	100,000,000 Shares

PetroAlgae Inc.	PA LLC	2	Membership Interests	19,000,000 Class A Units

PetroTech Holdings, Corp.	TyraTech, Inc.	00000231	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000232	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000233	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000234	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000235	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000236	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000237	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000238	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000239	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000240	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000241	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000242	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000243	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000244	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000245	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000246	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000247	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000248	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000249	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000250	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000251	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000252	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000253	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000254	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000255	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000256	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000257	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000258	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000259	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000260	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000261	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000262	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000263	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000264	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000265	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000266	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000267	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000268	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000269	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000270	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000271	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000272	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000273	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000274	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000275	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000276	Common Stock	200,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000277	Common Stock	254,090 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000280	Common Stock	250,000 Shares

PetroTech Holdings, Corp.	TyraTech, Inc.	00000281	Common Stock	250,000 Shares

ANNEX II

SCHEDULE A

Entity	Jurisdiction of Formation	Organizational Identification Number

PA LLC	Delaware	4224141

PETROALGAE INC.	Delaware	4421184